UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
February 23, 2012

WESTINGHOUSE SOLAR, INC. (Exact name of registrant as specified in its charter)
Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1475 S. Bascom Ave. Suite 101, Campbell, California 95008
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Attached as Exhibit 99.1 are written materials that accompanied a presentation made on February 23, 2012 by Barry Cinnamon, CEO of Westinghouse Solar, Inc., at the Jefferies 2012 Global Clean Technology Conference.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS – Safe Harbor

The attached presentation contains forward-looking statements, including with respect to the negotiation, implementation and effects of a proposed business combination between Westinghouse Solar, Inc. (“Westinghouse Solar”) and CBD Energy Limited (“CBD”) that may result from the non-binding term sheet. Those statements and statements made in the presentation that are not historical in nature, including those related to future revenue, revenue growth, gross margin, operating expense rates, achievement of cash flow and EBITDAS breakeven and profitability, product introductions and cost reductions in future periods, and anticipated outcomes in litigation, constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “expects,” “projects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and our actual results may differ materially from those expressed or implied by such forward-looking statements. For Westinghouse Solar, these statements are subject to the following risks and uncertainties: difficulties, delays, unexpected costs or the inability to reach definitive documents with respect to, or consummate, the proposed business combination with CBD and other transactions referred to in the presentation and those described in the documents we file with the U.S. Securities and Exchange Commission, and risks associated with the inherent uncertainty of future financial results, additional capital financing requirements, development of new products by us or our competitors, uncertainties in the timing of availability and manufacturing volumes of products from our suppliers, the effectiveness, profitability, and marketability of our new products, our ability to protect and defend proprietary rights and information, the impact of current, pending, or future legislation, regulation and incentive programs on the solar power industry, the impact of competitive products or pricing, technological changes, our ability to identify and successfully acquire and grow distribution customers, and the effect of general economic and business conditions. All forward-looking statements included in the presentation are made as of the date of this filing, and Westinghouse Solar assumes no obligation to update any such forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Presentation made on February 23, 2012 by Barry Cinnamon, CEO of Westinghouse Solar, Inc., at the Jefferies 2012 Global Clean Technology Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2012	WESTINGHOUSE SOLAR, INC.
By: /s/ Margaret R. Randazzo
Margaret R. Randazzo,
Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Presentation made on February 23, 2012 by Barry Cinnamon, CEO of Westinghouse Solar, Inc., at the Jefferies 2012 Global Clean Technology Conference.